SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 5, 1996

                             INFINITE MACHINES CORP.
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             (Exact name of Registrant as specified in its charter)

         DELAWARE                     0-21816                   52-1490422
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(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)

           923 Incline Way #9, P.O. Box 8219, Incline Village NV 89452
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               (Address of principal executive office) (Zip Code)

                                 (702) 831-4680
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               Registrant's telephone number, including area code:

                                      N/A
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

     On July 5, 1996, the Registrant issued the following press release:

     "Infinite Machines Corp. (NASDAQ:IMCI) announced today that it has completed a $4,000,000 private placement fianacing through the sale of 6% convertible debentures due June 1998. A significant portion of the net proceeds of the offering will be used to fund the expansion of the Company's laser applications business, including exploitation of the recently consummated license for technology rights from Brown University Research Foundation. A portion of the proceeds will also be used to further fund the Company's advanced manufacturing activities.

     Carle Conway, Infinite's Chairman and Chief Executive Officer, said, "We are confident that this traunche of capital will allow Infinite to make significant strides in advancing our development of several very exciting projects. We believe that that these development activities will yield significant commercial opportunities for the Company through joint venture projects and direct product offerings."

     Infinite Machines Corp. is a technically diversified company with interests in laser technology and advanced manufacturing methods."


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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   INFINITE MACHINES CORP.


Date: July 5, 1996                 By:  /s/ Carle C. Conway
                                        -------------------
                                        Carle C. Conway, Chief Executive Officer


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